SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No. )


Filed by the Registration                           [X]
Filed by a party other than the Registration        [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

--------------------------------------------------------------------------------

                         INVESCO STRATEGIC PORTFOLIOS, INC.

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

      (5)   Total fee paid:

            ------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            ---------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            ---------------------------------------------

      (3)   Filing Party:

            ---------------------------------------------

      (4)   Date Filed:

            ---------------------------------------------

                                                                             ^
                                              INVESCO STRATEGIC PORTFOLIOS, INC.
                                                           ^ September 17, 1997
--------------------------------------------------------------------------------


Dear INVESCO Strategic Portfolios, Inc. Shareholder:


      Enclosed is a Proxy Statement for the ^ October 28, 1997 ^ special meeting of shareholders of INVESCO Energy Portfolio, INVESCO Environmental Services Portfolio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology Portfolio and INVESCO Utilities Portfolio ^(each, a "Fund" and collectively, the "Funds"), all eight series of INVESCO Strategic Portfolios, Inc. (the "Company").

      As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve changes to the investment policies of each of the Funds, to permit each of the Funds to ^ utilize futures contracts, options on futures, puts and calls, ^ to the extent permitted by applicable law, and to modify the diversification policies of each of the Funds. Shareholders of each of the Funds also will be asked to approve a Plan and Agreement of Distribution (the "Plan") applicable ^ to ^ new assets in the Funds after ^ the Plan is implemented.

      The board of directors of the Company believes that the changes in investment ^ policies and the Plan are in the best interests of the Funds' shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

      YOUR VOTE IS IMPORTANT. THE CHANGES IN INVESTMENT POLICIES AND THE PLAN WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT ADDITIONAL TELEPHONE CANVASSING WHICH WOULD INCREASE COSTS TO SHAREHOLDERS. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,

/s/ Dan J. Hesser
---------------------
Dan J. Hesser
President
INVESCO Strategic Portfolios, Inc.
   INVESCO Energy Portfolio
   INVESCO Environmental Services Portfolio
   INVESCO Financial Services Portfolio
   INVESCO Gold Portfolio
   INVESCO Health Sciences Portfolio
   INVESCO Leisure Portfolio
   INVESCO Technology Portfolio
   INVESCO Utilities Portfolio

 ^

                                              INVESCO STRATEGIC PORTFOLIOS, INC.
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237



                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON ^ OCTOBER 28, 1997^

--------------------------------------------------------------------------------


      Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Energy Portfolio, INVESCO Environmental Services Portfolio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology Portfolio and INVESCO Utilities Portfolio ^(each, a "Fund" and collectively, the "Funds"), the eight series of INVESCO Strategic Portfolios, Inc. (the "Company"), will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237 on ^ Tuesday, October 28, 1997^, at 10:00 a.m., Mountain Time, for the following purposes:

      1. To approve or disapprove a change in the investment ^ policies of each Fund to allow each Fund to ^ utilize futures, options on futures, puts and calls to the extent permitted by applicable law.

      2. To approve or disapprove a change in the investment ^ policies of each Fund to permit more than five percent of the Fund's assets to be invested in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Fund's assets.


      3. To approve or disapprove a Plan and Agreement of Distribution (the "Plan") for each Fund.

      4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


      The board of directors of the Company has fixed the close of business on ^ September 4, 1997 ^ as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ^ September 17, 1997, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.


      The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposals 1, 2 and 3 for any Fund.


      Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                          By Order of the Board of Directors,

                                          /s/ Glen A. Payne
                                          ---------------------
                                          Glen A. Payne
                                          Secretary




Denver, Colorado
Dated: September 17, 1997

^

                                              INVESCO STRATEGIC PORTFOLIOS, INC.

                                                            ^ September 17, 1997

--------------------------------------------------------------------------------

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                               7800 East Union Avenue
                               Denver, Colorado 80237

                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ^ OCTOBER 28, 1997^


                                    INTRODUCTION


      The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Strategic Portfolios, Inc. (the "Company") on behalf of INVESCO Energy Portfolio, INVESCO Environmental Services Portfolio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology Portfolio and INVESCO Utilities Portfolio ^(each, a "Fund" and collectively, the "Funds"), the eight series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Time, on ^ Tuesday, October 28, 1997^, at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE PERIOD ENDED APRIL 30, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372).
The approximate mailing date of proxies and this Proxy Statement is ^ September 17, 1997.

      The primary purposes of the Meeting are to allow  shareholders to consider
(i) a change in the investment ^ policies of each Fund to allow each Fund to ^ utilize futures, options on futures, puts and calls to the extent permitted by applicable law; (ii) a change in the investment policy of each Fund to permit investments of more than five percent of the Fund's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Fund's assets; and (iii) a Plan and Agreement of Distribution (the "Plan") for each of the Funds.

      The following factors should be considered by shareholders in determining whether to authorize the change in investment policy to permit ^ the Funds to utilize futures contracts, options on futures, puts and calls to the extent permitted by applicable law:

o The change in investment ^ policies, if approved, would assist the Funds in achieving their respective investment objectives.


o The change, if approved, will permit the Funds to invest in these instruments as a hedge against the volatility associated with investments in the Funds.

o If approved, the change could result in additional risks associated with such investments.

      The following factors should be considered by shareholders in determining whether to authorize the change in investment policy to permit more than five percent of a Fund's total assets to be invested in securities of a single issuer, with a limit on all such investments of thirty percent of the Fund's total assets:

o     The change in investment  policy,  if approved,  would assist the Funds in
      achieving  their  respective   investment   objectives  by  providing  the
      flexibility permitted by law.

o If approved, the change could make a Fund's portfolio somewhat less diversified.

      The following factors should be considered by shareholders in determining whether to approve the Plan:

o     The Plan has been  approved  by the  Board of  Directors  of the  Company,
      including   the   Directors  who  are   completely   independent   of  any
      INVESCO-affiliated company (the "Independent Directors").

o     The relationship of the Plan to the overall cost structure of the Funds.

o The potential long-term benefits of the Plan to the Funds and their shareholders.

o     The effect of the Plan on existing shareholders.

      If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals 1, 2 and 3. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

      Because the proposals being submitted for a vote of the shareholders of each Fund are similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

      In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

      Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.


      Shareholders of record of the Funds ^ at the close of business on ^ September 4, 1997 ^(the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, ^ 167,037,599.928 shares of beneficial interest of the Company, $.01 par value per share, were outstanding, including ^ 15,576,715.644 shares of the Energy Portfolio, ^ 2,617,929.643 shares of the Environmental Services Portfolio, ^ 36,694,972.266 shares of the Financial Services Portfolio, ^ 47,608,445.783 shares of the Gold Portfolio, ^ 16,749,114.377 shares of the Health Sciences Portfolio, ^ 7,612,749.025 shares of the Leisure Portfolio, ^ 29,621,192.715 shares of the Technology Portfolio and ^ 10,556,480.475 shares of the Utilities Portfolio.

      In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, ^ by officers and employees of INVESCO Funds Group, Inc. ("IFG"), the investment adviser and transfer agent of the Funds, and by officers and employees of INVESCO Distributors, Inc. ("IDI"), the distributor of the Funds, personally or by telephone or telegraph, without special compensation. Until September 29, 1997, ^ IFG is the distributor of the Funds. Effective on that date, ^ IDI, a wholly-owned subsidiary of IFG, will become the distributor of the Funds. ^ IFG and IDI are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.

      As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

      All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid half by INVESCO and half by the Company.

      The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1, 2 and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


PROPOSAL 1:       APPROVAL OR DISAPPROVAL OF THE CHANGE IN INVESTMENT POLICY
                  PERMITTING ^ THE FUNDS TO UTILIZE FUTURES CONTRACTS, OPTIONS
                  ON FUTURES, PUTS AND CALLS.


BACKGROUND


      The current fundamental investment policies of the Funds concerning ^ utilization of futures contracts and options on futures or specific securities, as disclosed in the Statement of Additional Information, are as follows:


      Neither the Fund nor any Portfolio will:


      ...(3) buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the ^ Fund may purchase securities of companies which invest in the foregoing and may enter into forward contracts for the purchase or sale of foreign currencies, and the Gold Portfolio may invest up to 10% of its total assets in gold bullion).


      ...(5) sell short or buy on margin, or write, purchase or sell puts or calls or combinations thereof.


      Under these fundamental investment policies, the Funds are prohibited from ^ utilizing futures contracts or options. Of the 45 open-end mutual funds for which ^ IFG serves as investment adviser (the "INVESCO Mutual Funds"), 21 have the ability to ^ utilize futures contracts and options^ on futures or specific securities. IFG and the Fund's sub-adviser, INVESCO Trust Company ("ITC") (collectively, "Fund Management") are asking shareholders to amend these policies so that the Funds may ^ utilize such instruments.


REASONS FOR THE REQUESTED CHANGES


     Futures contracts, options on futures, puts and calls are part of a wider group of financial instruments commonly known as "derivatives," because their value "derives" from an underlying security or index. Although derivatives in recent years often have been characterized as high-risk investments, such descriptions most often are applied to the use of derivatives in an attempt attempt to increase mutual fund performance. Fund Management, to the contrary, wishes to utilize futures contracts, options on futures, puts and calls in an attempt to hedge the risk inherent in ^ a Fund's portfolio. Although ^ utilizing such instruments presents a certain degree of potential risk, in the opinion of Fund Management and the Board, the Funds' present inability to hedge portfolio risk through the use of such instruments may itself be a potential risk under certain market conditions. Although hedging in this manner may potentially increase a Fund's investment return in certain markets, that, of course, cannot be guaranteed. The primary purpose for the use of these instruments by the Funds is a defensive one.

      Options currently are traded on several companies' securities in which the Funds invest and, in addition, options are available on several indexes that reflect certain markets in which the Funds invest. The ability to ^ utilize such instruments may allow the Funds to hedge against downward price movements in these securities and markets, thus enhancing a Fund's ability to protect the value of its assets in declining markets.

      Moreover, many of the Funds' competitors are authorized to use, and actively do utilize futures contracts, options on futures, puts and calls. The Funds' present inability to utilize these instruments puts the Funds at a competitive disadvantage, to the potential detriment of their shareholders.

      Of course, ^ utilizing such instruments is not without risk. The use of these instruments requires skills and involves risks different from those involved in trading the other instruments in which the Funds invest. Among these risks is the possibility that there may be imperfect correlation, or no correlation at all, between price movements in an option or future and the underlying instrument being hedged. The successful use of these instruments will depend upon the ability of Fund Management to ^ use derivatives for defensive purposes. Your attention is directed specifically to the descriptions of these instruments under this proposal and to Exhibit A attached hereto which further describes these risks.


PROPOSED CHANGES TO INVESTMENT POLICY


      Fund Management and the Board have determined that the ability to ^ utilize futures contracts, options on futures, puts and calls would provide the Funds with an important additional means for seeking to hedge the value of their portfolios, i.e., attempting to reduce the overall level of investment risk that normally would be expected to be associated with a Fund's portfolio and attempting to protect each Fund against market movements that might adversely affect the value of the Fund's assets or the price of securities that a Fund is considering purchasing. The Directors believe that the Funds would benefit from having the flexibility to deal in such instruments, in addition to their other investments, and that the Funds' ^ use of these instruments would be consistent with each Fund's respective investment objective and policies. There can be no assurance, however, that the use of these instruments by a Fund will assist it in achieving its investment objective.

      Accordingly, the Board, including all of the Independent Directors, unanimously approved the proposed change in a meeting on May 16, 1997, and is proposing that shareholders approve the modification of the above-quoted fundamental investment policies of the Funds. Under the proposal, the language of these fundamental investment policies would be revised to read, in their entirety, as follows:

      Neither the Fund nor any Portfolio will:

      ...(3) buy or sell commodities or commodity contracts (however, the Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts, and the Gold Portfolio may invest up to 10% of its total assets in Gold Bullion.

      ...(5) sell short or buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts and calls.


      In order to ensure that the proposed modification of the Funds' fundamental investment policies will not have the effect of unduly increasing the ^ risk involved in investing in any Fund's shares and to ensure that each Fund will continue to comply with and adhere to all limitations imposed by the Commodity Futures Trading Commission (the "CFTC"), the Board also has approved the following new non-fundamental investment policy for the ^ Funds which will be effective if Proposal 1 is adopted by ^ each Fund's shareholders:

            The Funds will not (i) enter into any futures contracts ^, options on futures ^, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding ^ derivative positions held by each Fund and premiums paid on outstanding ^ positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of each Fund, or (ii) enter into any ^ derivative positions if the aggregate net amount of each Fund's commitments under outstanding ^ derivative positions of a Fund would exceed the market value of the total assets of each Fund.

      This new non-fundamental investment policy will result in each Fund being able to ^ utilize up to 5% of its respective total assets as margin deposits for futures contracts ^, options on futures ^, puts and calls as long as that Fund's commitments under any outstanding ^ derivative positions is not greater than the total assets of each Fund. Making this new policy a non-fundamental investment policy will give the Board, which includes a majority of Directors who are completely independent of any INVESCO- affiliated company, greater flexibility to modify the policy in the future if any such modification is deemed to be in the best interests of the Funds' shareholders. No further shareholder approval will be required if the Board makes such future modification.

VOTE REQUIRED

      As provided under the Investment Company Act of 1940 (the "1940 Act"), approval of any investment policy change will require the affirmative vote of a majority of the outstanding shares of each Fund voting as a separate class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

      If approved, this Proposal will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposal have been satisfied. If the shareholders of any particular Fund fail to approve this Proposal, the Fund's above-quoted fundamental investment policies will remain unchanged.

                 THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND
                         THAT EACH FUND'S SHAREHOLDERS VOTE
                              IN FAVOR OF PROPOSAL 1.


PROPOSAL 2:       APPROVAL OR DISAPPROVAL OF THE CHANGE IN INVESTMENT  POLICY
                  PERMITTING  MORE THAN FIVE PERCENT OF A FUND'S TOTAL ASSETS TO
                  BE INVESTED IN SECURITIES OF A SINGLE ISSUER,  WITH A LIMIT ON
                  ALL SUCH  INVESTMENTS  OF ^ TWENTY FIVE  PERCENT OF THE FUND'S
                  TOTAL ASSETS.


BACKGROUND

      As stated in the Statement of Additional Information, the current fundamental policy of the Company, applicable to all Funds, concerning the percentage of a Fund's assets which can be invested in any one issuer is:

      Neither the Fund nor any Portfolio will:

      ...(12) purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if the purchase would cause a Portfolio at the time to have more than 5% of the value of its total assets invested in the securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer.

      Under this fundamental investment policy, no Fund may purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause a Fund immediately after such purchase to have more than 5% of the value of its total assets invested in the securities of any one issuer.

      This restriction was put in place when the Company was formed in 1983 to help ensure that each Fund meets the diversification requirements for a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and Section 5 of the 1940 Act.

      This investment limitation is more restrictive than the legal requirements of either the 1940 Act or the Code. ^ Fund Management seeks to ease this investment limitation in order to give each Fund the ability, if desired, to invest in excess of 5% of each Fund's assets in the outstanding securities of a company in a particular sector. Such a change would permit the fundamental investment restriction to remain in complete compliance with Subchapter M of the Code and Section 5 of the 1940 Act.

      Although no assurances can be given, Fund Management believes that this proposal will benefit shareholders of the Funds by potentially increasing the Funds' investment returns. As shareholders know, the Funds invest in comparatively narrow market sectors. Although Fund Management recognizes the fundamental importance of diversification of investments, it also recognizes that, particularly in sector funds such as the Funds, it may be advantageous to invest more than 5% of a Fund's assets in the securities of one or more companies within a sector. For example, the passage of time has created certain dominant firms in several sectors. These firms, by their very size, may drive the performance of a sector as a whole. Under the present investment limitations, the Funds may not fully participate in the upside potential of a given sector, because they are limited in the amount that they may invest in the dominant company or companies in that sector.


      Fund Management feels that it is beneficial to be able to construct a diversified portfolio of investments for each Fund that more closely mirrors the sector in which the Fund is concentrated. The Funds' present inability to completely reflect the economic realities of their respective market sectors puts the Funds at a competitive disadvantage, to the potential detriment of their shareholders, inasmuch as competitors of the Funds generally have the ability to concentrate investments, limited only by the legal requirements of the Code and the 1940 Act. Fund Management seeks the same flexibility for the Funds.

      There is, of course, a possibility that increased concentration in one or more companies in a narrow sector will increase a Fund's portfolio risk, particularly in down markets. However, the risk that a Fund will not be able to fully participate in the upside potential of a sector is present under the current investment limitations.

PROPOSED CHANGES TO INVESTMENT POLICY

      Fund Management and the Board have determined that the ability to invest more heavily in certain companies, within the limitations imposed by the Code and the 1940 Act, would provide the Funds an additional potential means of improving Fund performance. The Directors believe that the Funds would benefit from having the flexibility to make such investments, and that they would be consistent with the respective Fund's investment objective and policies. There can be no assurance, however, that such investments will assist any Fund in achieving its investment objective.

      Accordingly, the Board, including all of the Independent Directors, approved the proposed change in a meeting on July 30, 1997, and is proposing that shareholders approve the modification of the above- quoted fundamental investment policy of the Company with respect to each Fund. Under the proposal, the language of these fundamental investment policies would be revised to read, in their entirety, as follows:

      Neither the Fund nor any Portfolio will:


      ...(12) With respect to seventy-five percent (75%) of each Portfolio's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940
              Act), if the purchase would cause a Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.^

      This modified fundamental investment policy will provide the portfolio managers with the flexibility to invest more than 5% of a particular Fund's assets in some of the large companies within their particular sector, provided such purchases do not exceed ^ 25% of the Fund's assets.


VOTE REQUIRED

      As provided under the 1940 Act, approval of the investment policy change will require the affirmative vote of a majority of the outstanding shares of each Fund voting as a separate class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

      If approved, this Proposal will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposal have been satisfied. If the shareholders of any particular Fund fail to approve this Proposal, the Fund's above-quoted fundamental investment policies will remain unchanged.

                 THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND
                           THAT EACH FUND'S SHAREHOLDERS
                            VOTE IN FAVOR OF PROPOSAL 2.


PROPOSAL 3:         APPROVAL OR DISAPPROVAL OF THE PLAN AND AGREEMENT OF
                    DISTRIBUTION


BACKGROUND


      At ^ the Meeting, shareholders are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on May 16, 1997. The reasons why the Directors, including all of the Independent Directors, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Funds, with resulting benefits to the Funds and their shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by ^ IDI on behalf of the Funds would benefit each Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which each Fund's assets will be available to compensate ^ IDI for a portion of the costs of marketing and distributing shares of the Fund.


      CHANGING MUTUAL FUND DISTRIBUTION PATTERNS


      In years past, no-load mutual funds such as those offered by the Company were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as ^ full-service brokerage firms, discount brokers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. ^ According to Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), retail equity mutual funds with similar capital appreciation objectives to those of the Funds, which are primarily distributed through financial intermediaries, offer, with very few exceptions, distribution or service fees to such third party intermediaries. Among such funds during 1996, Strategic Insight estimated that 93% of net cash flows (new sales net of redemptions) were captured by funds with stated annual fees to intermediaries of 25 basis points or higher; only 7% of net flows were captured by such funds not offering such fees. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. ^ IFG has advised the Company that nearly 80% of the gross ^ sales of all INVESCO Mutual Funds in calendar year 1996 came through third party ^ intermediaries.

      While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries and advisory services asset allocation, the Company's pricing structure has remained unchanged. Historically, ^ IFG has compensated these third parties, and paid a wide variety of ^ marketing expenses, out of the revenues it derives from the Funds for portfolio management and other services provided to the Funds. In the judgement of ^ IFG and the Board, continuing this approach places the Funds at a competitive marketing disadvantage to their peers.

      Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Company compete against management companies having far greater resources at their command. The costs of ^ distributing the INVESCO Mutual Funds (including the Funds) have increased substantially over the last few years. In 1992, ^ IFG spent $6.7 million ^ distributing the INVESCO Mutual Funds; in 1996, ^ IFG spent $11 million on such efforts. ^ While INVESCO cannot outspend its competitors, it believes it must spend at least enough to provide what its competitors offer to third parties to distribute and provide services to their mutual funds and to generally inform investors that the Funds offer attractive alternatives to other fund groups. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Funds.

     This is a need that is not unique to the Company, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares and providing ongoing services to shareholders.

     Several of the INVESCO Mutual Funds adopted ^ distribution plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper Analytical Services, Inc. shows that at December 31, 1996, 6,367 of the 10,118 open-end mutual funds registered with the SEC (62.9%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of ^ service fees, to compensate third party ^ intermediaries for helping to sell fund shares and providing ongoing services to shareholders.

      It is important to note that adoption of the Plan will not result in a windfall of revenue for INVESCO. INVESCO has committed to the Board, and the Board has acted in reliance on such commitment, that it will continue bearing expenses of marketing the INVESCO Mutual Funds at least equal to the level of expenses that it ^ has currently committed to the Board to bear (at least $2.5 million annually). Thus, adoption of the proposed Plan will have the effect of making additional ^ monies available for promotion and marketing of the Funds, but will not result in increased profits to INVESCO from INVESCO's reducing its own marketing expenditures below the commitment level.

      The Board and INVESCO believe that the adoption of the Plan is reasonably likely to improve the sales of Fund shares by providing third party ^ intermediaries with an incentive to provide ongoing services to Fund shareholders and sell shares of the Funds^ and provide ongoing services to Fund shareholders, and by providing monies for INVESCO to embark on an enhanced ^ distribution effort on behalf of the Funds which the Board and INVESCO believe ^ should assist the Funds ^ to remain competitive in the marketplace.


      IMPACT OF THE PROPOSED PLAN ON THE COST STRUCTURES OF THE FUNDS


      The proposed Plan is PROSPECTIVE in nature. Thus, the fee will only be assessed based on new sales of shares, exchanges into each Fund and reinvestments of dividends and capital gains distributions (collectively, "New Assets") of each Fund which occur after the Plan is implemented. If approved by shareholders, the Plan will become effective on the first day of the month following the month in which shareholder approval is received, and the first payments under the Plan will be made in the second month following shareholder approval. To illustrate how the Plan will work, assume that a Fund has $500 million in assets on October 31, 1997. Assume further that the Plan is implemented on November 1, 1997 and that the Fund's New Assets are $50 million in November 1997, for total assets of $550 million. Under this illustration, the fees assessed under the Plan would be applied to the $50 million in New Assets after adoption of the Plan, and the cost will be absorbed pro rata by all Fund shareholders. Investment performance of the Fund's assets and redemptions have no impact on the Plan. Redemptions of shares acquired with New Assets will not reduce the dollar amounts to which the Plan's fees will be applied. Any increase or decrease in the net asset value of New Assets will not affect the dollar amounts to which the Plan's fees will be applied. Increases in the net asset value of shares of a Fund existing prior to implementation of the Plan also will not increase the dollar amounts to which the Plan's fees will be applied. At no time will the fees under the Plan be applied to a level of New Assets higher than the net assets of the Fund.

     The proposed Plan would authorize use of a small percentage of assets of the Funds to compensate ^ IDI for expenditures it undertakes to promote ^ distribution of Fund shares. The Plan would limit the amount of a Fund's assets which could be used for this purpose during any 12-month period to a maximum of
0.25 of 1% (25 basis points) of ^ New Assets of that Fund added after the Plan is implemented. Any increase in this rate would require consent of the Board and shareholders of the applicable Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing ^ up to 1% of fund assets on an annual basis to be used to ^ compensate the distributor for the costs of distributing fund shares. ^

      Adoption of the proposed Plan will ^ increase expenses a shareholder would pay on a $1,000 investment in ^ a Fund (assuming a 5% annual return) by approximately $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if a Fund had a net asset value per share of $10, the deduction of the maximum ^ distribution and service fee charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Funds' securities often result in a fluctuation in the Funds' net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the ^ distribution and service charge. If the Plan had been effective at ^ July 1, 1996, based on the average daily net assets of each Fund's ^ portfolio and the ^ New Assets in each Fund ^ after that date, as of June 30, 1997, the estimated maximum annual payments of the Funds for the twelve months then ended would have been:

                                                    Estimated Maximum
                                                      Annual Payments
      Fund                                            ($000s omitted)
      ----                                          -----------------

      Energy Portfolio                                         $478 ^
      Environmental Services Portfolio                          $59 ^
      Financial Services Portfolio                           $1,311 ^
      Gold Portfolio                                           $638 ^
      Health Sciences Portfolio                                $914 ^
      Leisure Portfolio                                        $197 ^
      Technology Portfolio                                   $1,648 ^
      Utilities Portfolio                                      $296 ^

      ^ Operating expenses of each Fund are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's total return. Annual operating expenses are calculated as a percentage of a Fund's average annual net assets. The tables below show the expense ratios for each Fund for the twelve months ended June 30, 1997, and the estimated pro forma expense ratios for each Fund if the proposed Plan had been in effect from July 1, 1996 through June 30, 1997.

                                                                       Pro Forma
                                                              Estimated Expenses
                                              Expenses at     Including Proposed
                                            June 30, 1997                   Plan
                                            -------------     ------------------

Energy Portfolio
Management fee                                      0.75%                  0.75%
12b-1 Fee                                            None                  0.24%
Other Expenses                                      0.42%                  0.42%
Total Fund Operating Expenses                       1.17%                  1.41%

Environmental Services Portfolio
Management fee                                      0.75%                  0.75%
12b-1 Fee                                            None                  0.22%
Other Expenses (after absorbed expenses)(1)         0.87%                  0.87%
Total Fund Operating Expenses
   (after absorbed expenses)(1)                     1.62%                  1.84%

Financial Services Portfolio
Management fee                                      0.70%                  0.70%
12b-1 Fee                                            None                  0.21%
Other Expenses                                      0.31%                  0.31%
Total Fund Operating Expenses                       1.01%                  1.22%

Gold Portfolio
Management fee                                      0.75%                  0.75%
12b-1 Fee                                            None                  0.24%
Other Expenses                                      0.57%                  0.57%
Total Fund Operating Expenses                       1.32%                  1.56%

Health Sciences Portfolio
Management fee                                      0.66%                  0.66%
12b-1 Fee                                            None                  0.12%
Other Expenses                                      0.37%                  0.37%
Total Fund Operating Expenses                       1.03%                  1.15%

Leisure Portfolio
Management fee                                      0.75%                  0.75%
12b-1 Fee                                            None                  0.09%
Other Expenses                                      0.60%                  0.60%
Total Fund Operating Expenses                       1.35%                  1.44%

Technology Portfolio
Management fee                                      0.68%                  0.68%
12b-1 Fee                                            None                  0.20%
Other Expenses                                      0.34%                  0.34%
Total Fund Operating Expenses                       1.02%                  1.22%

Utilities Portfolio
Management fee                                      0.75%                  0.75%
12b-1 Fee                                            None                  0.21%
Other Expenses (after absorbed expenses)(1)         0.34%                  0.34%
Total Fund Operating Expenses
   (after absorbed expenses)(1)                     1.09%                  1.30%

(1) Certain expenses of the Environmental Services and Utilities Portfolios are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the "Other Expenses" and "Total Operating Expenses" of the Environmental Services Fund would have been 1.39% and 2.14%, respectively and for the Utilities Fund, 0.45% and 1.20%, respectively, based on each Fund's expenses for the twelve months ended June 30, 1997. In addition, basing the expenses on estimated pro forma expenses if the proposed Plan had been in effect from July 1, 1996 through June 30, 1997, the "Other Expenses" and "Total Operating Expenses" of the Environmental Services Fund would have been 1.39% and 2.36%, respectively and for the Utilities Fund, 0.45% and 1.41%, respectively.
^^

      BENEFITS TO EXISTING SHAREHOLDERS OF THE FUNDS

      Shareholders will no doubt observe that adoption of the proposed Plan may benefit the Funds and INVESCO, but may wonder whether the Plan will benefit them.


      First, as noted above, it is important to understand that the Plan ^ is PROSPECTIVE in nature and will ONLY be assessed based on the New Assets of the Funds which ^ accrue after the Plan is implemented. ^ Therefore, the initial increases in the expenses of the Funds are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to ^ New Assets on or after ^ the date on which the Plan is implemented. As the proportion of Fund ^ New Assets on or after that date to the total ^ Fund assets increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed 0.25% of the average annual net assets of each Fund).


      The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

      o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Company's Funds;

      o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of a Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;

      o The positive effect which increased Fund assets will have on its revenues could allow INVESCO:


            o To have greater resources to make the financial commitments necessary to continue to improve the quality and level of Fund and shareholder services (in both systems and personnel) that Fund shareholders have come to expect;


            o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

            o To acquire and retain talented employees who desire to be associated with a growing organization.


      Moreover, increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan. To the extent that Fund assets are increased as the result of increased sales, breakpoints in the investment advisory fee schedule (i.e., asset levels at which the investment advisory fee rate is reduced) may be reached, which would have the effect of reducing a Fund's management fee. This, however, may not necessarily lead to a reduction in a Fund's overall expense ratio compared to the Fund's expense ratio prior to implementation of the Plan.

      Although INVESCO believes that there is a reasonable likelihood that these benefits to shareholders will occur, INVESCO can make no guarantee that these benefits will have any impact on the investment performance of any Fund.


      PROTECTIONS AFFORDED SHAREHOLDERS UNDER THE PROPOSED PLAN


      The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should ^ be aware of certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.


            NO CARRYOVER OF EXPENSES

      The proposed Plan does NOT permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many Rule 12b-1 plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of Rule 12b-1 plans.

            QUARTERLY REVIEW BY THE BOARD OF DIRECTORS


      INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Directors will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve annually the continuation of the Plan, or such Plan will terminate automatically along with the payments under it by ^ a Fund.


DESCRIPTION OF THE PLAN


      On May 16, 1997, the Board adopted the proposed Plan, subject to approval by shareholders of the Funds. A copy of the Plan is attached as Exhibit B. The distribution and service expenses borne by each Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the Independent Directors. In addition, INVESCO has made a commitment to the Directors to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Company's Funds.

     Each Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by a Fund to ^ IDI to permit it, at ^ IDI's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Funds) to securities dealers and other financial institutions and organizations, which may include INVESCO-affiliated companies, to obtain various distribution-related and/or administrative services (except administrative services already provided under separate agreements with INVESCO-affiliated companies) for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.


      In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.

      Under the Plan, the Company's payments to ^ IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets ^ added after the Plan is implemented. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls^. Therefore, any obligations incurred by ^ IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by ^ IDI. In addition, ^ IDI may from time to time make additional payments from its revenues to securities dealers ^, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of its termination. Also, any payments made by the Funds may not be used to finance directly the distribution of shares of any other ^ Fund of the Company or other mutual fund advised by ^ IFG. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

     INVESCO will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Funds, provided that such fees are legitimate and not excessive.

      The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Company's Board, including all of the Independent Directors, and is being submitted to the shareholders of the Funds for approval at this shareholders' meeting. Under Rule 12b-1, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Directors. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Directors, and any amendment which would materially increase the amount which any of the Funds may expend under the Plan also requires approval by a majority of the outstanding shares of ^ that Fund. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Directors or by the vote of a majority of the outstanding shares of the Funds. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Directors of the Company are committed to the discretion of the Independent Directors.

BASIS OF BOARD OF DIRECTORS' RECOMMENDATIONS


      The Independent Directors had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the ^ May 16, 1997 meeting the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed and discussed materials furnished by Fund management and also met with representatives of INVESCO.

      In connection with their consideration of the proposed Plan, the Directors were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by ^ IFG. In addition, the Company's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.


      In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Funds and their shareholders.


      The Directors considered various factors relevant to the Funds' situation, including the investment and sales history of the Funds, their marketing experience using ^ IFG as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Funds and their shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The ^ table below, prepared by INVESCO, ^ summarizes certain of these results by noting the percentage increase in gross ^ sales during calendar years 1992, 1993, 1994, 1995, and 1996 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted. These figures were calculated by comparing the gross ^ sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross ^ sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.

================================================================================
                                   Percent of Gross Sales Increase
  Type of Funds     ------------------------------------------------------------
                        1992        1993        1994         1995        1996
--------------------------------------------------------------------------------
INVESCO                617.99%     538.96%     442.01%     307.33%      331.58%
12b-1 Funds
INVESCO Non-           146.93%     225.79%     122.27%     147.45%      291.47%
12b-1 Funds
================================================================================


      ^ These figures show that^ the gross sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross ^ sales of the INVESCO Mutual Funds without ^ such plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appears to have ^ contributed to increased gross ^ sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans. ^

      It was also represented to the Board that there would be no diminution of the promotional and marketing efforts currently maintained by INVESCO in connection with promoting sales of shares of the Funds. At the meeting, it was suggested that the ^ monies made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Funds in specific regional areas, as well as for general promotion and advertising of the Funds. The Directors specifically questioned ^ IFG as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Funds, thereby assisting the Funds by increasing the present asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced marketing effort by INVESCO on behalf of the Funds, together with the ability to compensate third party ^ intermediaries for helping to sell the Funds' shares and/or providing services to Fund shareholders, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board and, in particular, the Independent Directors, would be able to monitor the nature, manner and amount of expenditures of the Funds under the Plan by reviewing the quarterly reports of ^ IDI's distribution expenditures that ^ IDI is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Funds to make payments thereunder, at any time.


      In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Funds; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.

      The Directors concluded ^ that there was reasonable likelihood that the Funds and their shareholders will benefit from adoption of the Plan in the following ways:


      o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

      o Enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Funds;

      o Increased Fund assets could allow INVESCO to: have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and


      o The cost to the Funds of the Plan would be partly offset to the extent that increased Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base or possibly reaching advisory fee breakpoints more quickly)^.


      The Directors concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Funds, and thus no unfair burden will fall on any group of Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Fund assets, the Directors concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Funds and shareholders of the Funds resulting from growth in Company assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Funds by the amount of the distribution payments from assets of the Funds (less any economies of scale attributable to the Plan), the Directors were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

      The Directors recognized that there is no assurance that the expenditures of assets of the Funds to finance distribution of shares of the Funds will result in additional sales of shares or in an increase in the net assets of the Funds, upon which the above benefits depend. The Directors determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Funds and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

VOTE REQUIRED


      As provided under the 1940 Act, approval of the Plan with respect to a Fund will require the affirmative vote of a majority of the outstanding shares of ^ that Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of ^ the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of ^ the Fund.

      If the shareholders of any particular Fund fail to approve the Plan, the Plan will not go into effect for that Fund, and that Fund will not participate in the enhanced advertising and marketing effort by ^ IDI on behalf of the INVESCO Mutual Funds described above. However, the Plan will go into effect for each Fund that receives shareholder approval.


                 THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND
                    THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE
                                TO APPROVE THE PLAN.

            INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND
                                AFFILIATED COMPANIES


     ^ IFG, a Delaware corporation, serves as the Company's investment adviser, ^ and provides other services to the Company. ^ IDI, a Delaware corporation, is a wholly-owned subsidiary of ^ IFG. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP").(1) The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England. ^ IFG's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ^ IFG currently serves as investment adviser and, until September 29, 1997, as distributor of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997. Effective September 29, 1997, IDI will become the distributor of the Funds.

     The principal executive officers and directors of ^ IFG and their principal occupations are:

     Dan J. Hesser, Chairman of the Board, President^ and Chief Executive Officer ^, also, President and Director of ITC; Hubert L. Harris, Jr., Director, also, ^ Chairman of INVESCO Services, Inc.^ and Chief ^ Executive Officer of INVESCO Individual Services Group; Charles P. Mayer, Director^, also, Senior Vice President and Director of ITC; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of ^ IFG. Brian N. Minturn has resigned as an officer and director of IFG effective June 25, 1998, and no longer has any operational responsibilities with IFG.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of ^ Mr. Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is ^ 1201 Peachtree Street, N.E., Atlanta, Georgia ^ 30361.

     INVESCO Trust Company ("ITC"), a Colorado trust company formed in 1969, serves as the sub- adviser to the Funds. ITC is an indirect wholly-owned subsidiary of ^ IFG. ITC's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ITC has the primary responsibility for providing portfolio investment advisory services to the Funds. ITC currently serves as adviser or sub-adviser to ^ 59 investment portfolios having aggregate net assets of ^ $15.0 million as of July 31, 1997. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.


--------
(1)
      The intermediary companies between INAH and AMVESCAP are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     The principal executive ^ officers and directors of ITC and their principal occupations are as follows:

     Dan J. Hesser, President and Director, also, Chairman of the Board, President^ and Chief Executive Officer ^ of IFG; Hubert L. Harris, Jr., Chairman of the Board, also Director of IFG, Chairman of INVESCO Services, Inc. and Chief Executive Officer of INVESCO Individual Services Group; Charles P. Mayer, Senior Vice President and Director, also Director of IFG.

     The address of each of the foregoing ^ officers and directors is 7800 East Union Avenue, Denver, Colorado 80237 with the exception of the address of Mr. Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Pursuant to an Administrative Services Agreement between the Company and ^ IFG, IFG provides administrative services to the Company, including ^ sub-accounting and recordkeeping services and functions. During the fiscal year ended October 31, 1996, the Company paid ^ IFG total compensation of ^ $536,556 in payment for such services ($26,275, $14,751, $78,234, $52,965, $172,697,
$50,540, $110,454 and $30,640 of such compensation was paid ^ IFG by the Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio, respectively).

     During the fiscal year ended October 31, 1996, the Company paid ^ IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $8,854,259 for such services ($385,446, $227,295, $1,298,961, $889,509, $2,584,098, $1,133,674, $1,863,571 and $471,705
of such compensation was paid ^ IFG by the Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio, respectively).

              SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ^ AND FUND
                                    MANAGEMENT^


     The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

                                                                 Percent of
^Name and Address                     Amount & Nature of          Shares of
of Beneficial Owner                 Beneficial Ownership(2)  Beneficial Interest
-------------------                 -----------------------  -------------------

Energy Portfolio


Charles Schwab & Co. Inc.                   5,284,577.5880              34.125
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Donaldson Lufkin & Jenrette                 1,264,922.8320               8.168
Securities Corp.
Mutual Funds, 5th Floor
P.O. Box 2052
Jersey City, NJ 07303

National Financial Services Corp.             921,871.2310               5.953
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate Recon
New York, NY 10281


Environmental Services Portfolio


Charles Schwab & Co., Inc.                    484,112.2990              18.116
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Donaldson Lufkin & Jenrette                   417,990.8580              15.642
Securities Corp.
Mutual Funds, 5th Floor
P.O. Box 2052
Jersey City, NJ 07303


--------
(2)
     Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

Financial Services Portfolio


Charles Schwab & Co., Inc.                 11,979,260.8490              32.726
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104


Gold Portfolio


Charles Schwab & Co., Inc.                 17,688,529.1520              37.254
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104


Health Sciences Portfolio


Charles Schwab & Co., Inc.                  4,011,716.9570              23.695
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104


Leisure Portfolio


Charles Schwab & Co., Inc.                  2,092,026.7100              27.500
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104


Technology Portfolio


Charles Schwab & Co., Inc.                  9,872,035.8390              33.471
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Utilities Portfolio


Charles Schwab & Co., Inc.                  4,279,898.8980              40.994
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104



      As of the Record Date, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of each Fund's outstanding shares.


                                   OTHER BUSINESS

      The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                                SHAREHOLDER PROPOSALS

      The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                             By Order of the Board of Directors,

                                             /s/ Glen A. Payne
                                             ------------------------
                                             Glen A. Payne
                                             Secretary


^ September 17, 1997

                                  EXHIBIT A

                     SUMMARY CONCERNING FUTURES AND OPTIONS

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     U.S.   futures   contracts   are  traded  on  exchanges   which  have  been
designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing debt securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell Treasury Futures, thereby hoping to offset a potential decline in the value of debt securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. The use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of debt securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy debt securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the potential rise in the value of debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy debt securities on the cash market.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Fund believes that use of such contracts could benefit the Fund, if the judgment of Fund Management was incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet daily variation margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund's current or potential investments. The Fund would be able to buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.


     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect ^ correlation between the Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.


     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

     Although the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment policies. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund would be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Fund Management will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund would do business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. (See "Options on Securities" below.) Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of ^ an option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance. Similarly, the Fund could purchase a put option on a futures contract to hedge against a market decline.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option were below the exercise price, the Fund would retain the full amount of the option premium which would provide a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option was higher than the exercise price, ^ the Fund would retain the full amount of the option premium which would provide a partial hedge against any increase in the price of securities which the Fund was considering to buy. If a call or put option the Fund had written was exercised, the Fund would incur a loss which would be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures could to some extent be reduced or increased by changes in the value of portfolio securities.


     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON SECURITIES.


     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by ^ the Fund were permitted to expire without being sold or exercised, the Fund would lose the amount of the premium.

     If a put option or call option written by ^ the Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Fund would retain the premium received from writing a put or call option whether or not the option were exercised.

     The Fund also would be able to buy or write options in privately negotiated transactions on the types of securities and indexes based on the types of securities in which the Fund were permitted to invest directly. The Fund would effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by Fund Management for monitoring the creditworthiness of those entities. The Fund is not permitted to invest in securities for which there is no readily available market. Therefore, the Fund could not invest in illiquid options.

     A put option written by a Fund would be "covered" if the Fund (i) maintained cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or
(ii) held a put on the same security and in the same principal amount as the put written and the exercise price of the put held were equal to or greater than the exercise price of the put written. A call option written by a Fund would be "covered" if the Fund owned the underlying security covered by the call or had an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option also would be deemed to be covered if a Fund held a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) were equal to or less than the exercise price of the call written or (ii) were greater than the exercise price of the call written if the difference were maintained by the Fund in cash and high-grade liquid assets in a segregated account with its custodian.

     The Fund also would be able to write covered call options for cross-hedging purposes. A call option is written for cross-hedging purposes if the Fund does not own the underlying security, and the option is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire.

     The Fund would collateralize its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and when the Fund believed that writing the option would achieve the desired hedge.


     The writer of an option ^ has no control when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since ^ the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.


     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction^." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction^." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. Effecting a closing transaction in the case of a written call option would permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, would permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited ^ liquid assets.


     The Fund would realize a profit from a closing transaction if the price of the purchase transaction were less than the premium received from writing the option or the price received from a sale transaction were more than the premium paid to buy the option; the Fund would realize a loss from a closing transaction if the price of the purchase transaction were more than the premium received from writing the option or the price received from a sale transaction were less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option likely would be offset in whole or in part by appreciation of the underlying security owned by the Fund.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS.

     The successful use of the investment practices described above with respect to futures contracts, options on futures contracts and options on draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     In connection with its transactions in futures and option writing, the Fund would be required to place assets in a segregated account with the Fund's custodian bank to ensure that the Fund would be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Fund's assets could impede implementation of the Fund's investment policies or the Fund's ability to meet redemption requests or other current obligations.


     Options and futures  transactions  may increase  portfolio  turnover rates,
which  would  result  in  correspondingly   greater   commission   expenses  and
transaction costs and may result in certain tax consequences.

                                     EXHIBIT B

             PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1

      PLAN AND AGREEMENT made as of the [28th] day of [October], 1997, by and between INVESCO STRATEGIC PORTFOLIOS, INC., a Maryland corporation (hereinafter called the "Company"), and INVESCO DISTRIBUTORS, INC., a Delaware corporation ("INVESCO").

      WHEREAS, the Company engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

      WHEREAS, the Company desires to finance the distribution of the shares of each of its eight classes or series of common stock, each of which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public (individually, a "Fund" and collectively, the "Funds"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

      WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

      WHEREAS, this Plan and Agreement has been approved by a vote of the board of directors of the Company, including a majority of the directors who are not interested persons of the Company, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

      NOW, THEREFORE, the Company hereby adopts the Plan set forth herein and the Company and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

      1. The Plan is defined as those provisions of this document by which the Company adopts a Plan pursuant to Rule 12b- 1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Company retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Company may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Company is hereby authorized to utilize the assets of the Company to finance certain activities in connection with distribution of the Company's shares.

      2. Subject to the supervision of the board of directors, the Company hereby retains INVESCO to promote the distribution of shares of each of the Funds by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Company and INVESCO and to provide related services. The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of each of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors in each Fund; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and
            (e) the providing of such other services and activities as may from time to time be agreed upon by the Company. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO-affiliated companies, or third parties.

      3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of each of the Funds to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

      4. Each Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by a Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. No Fund shall be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Company hereunder after the date of termination of the Plan and Agreement.

      5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

      6. The Treasurer of INVESCO shall provide to the board of directors of the Company, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of directors of the Company such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.


      7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Company as defined in the Act, and shall continue in effect until ^[October 28], 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the Board of Directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding voting securities of that Fund. INVESCO, or the Company, by vote of a majority of the Disinterested Directors or of the holders of a majority of the outstanding voting securities of each Fund, may terminate the Agreement under this Plan as to such Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Company as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of directors may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.


      8. So long as the Plan remains in effect, the selection and nomination of persons to serve as directors of the Company who are not "interested persons" of the Company shall be committed to the discretion of the directors then in office who are not "interested persons" of the Company. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the directors of the Company then in office who are not "interested persons" of the Company.

      9. This Plan may not be amended to increase the amount to be spent by a Fund hereunder without approval of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

      10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with INVESCO, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Company's board of directors in accordance with the procedures set forth in paragraph 7 above.

      11. The Company shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of directors meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

      12. This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the _th day of __________, 1997.

                                          INVESCO STRATEGIC PORTFOLIOS, INC.


                                          By: _________________________
                                               Dan J. Hesser, President
ATTEST: __________________________
          Glen A. Payne, Secretary
                                          INVESCO DISTRIBUTORS, INC.


                                          By: _________________________
                                               Ronald L. Grooms,
                                               Senior Vice President
ATTEST: __________________________
          Glen A. Payne, Secretary

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                              INVESCO Energy Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Energy Portfolio (the
"Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVENP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Energy Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment polies    ___    ___     ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___     ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of             ___    ___     ___
   Distribution for ^ the Portfolio.


^-----------------------------------------   -----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)       Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                      INVESCO Environmental Services Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Environmental Services Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVESP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Environmental Services Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___      ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___      ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of            ___     ___     ___
   Distribution for ^ the Portfolio.


^------------------------------------------  -----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]    Date  Signature (Joint Owners)      Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                        INVESCO Financial Services Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Financial Services Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVFSP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Financial Services Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___      ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___      ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of             ___    ___      ___
   Distribution for ^ the Portfolio.


^------------------------------------------   ----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]    Date   Signature (Joint Owners)    Date

                          INVESCO STRATEGIC PORTFOLIOS, INC.
                               INVESCO Gold Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Gold Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVGOP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Gold Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___     ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of            ___    ___      ___
   Distribution for ^ the Portfolio.


^----------------------------------------  -------------------------------------
^Signature [PLEAS SIGN WITHIN BOX]   Date  Signature (Joint Owners)       Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                          INVESCO Health Sciences Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Health Sciences Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVHSP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Health Sciences Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___     ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of            ___    ___     ___
   Distribution for ^ the Portfolio.


^-----------------------------------------    ----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]   Date    Signature (Joint Owners)    Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                              INVESCO Leisure Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Leisure Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVLEP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Leisure Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___     ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of             ___    ___    ___
   Distribution for ^ the Portfolio.


^-----------------------------------------   -----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)     Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                            INVESCO Technology Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Technology Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVTEP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Technology Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

VOTE ON PROPOSALS                                          FOR  AGAINST  ABSTAIN

1. Proposal to approve changes to the investment policies  ___    ___     ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___     ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of            ___    ___     ___
   Distribution for ^ the Portfolio.


^-----------------------------------------   -----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)    Date

                         INVESCO STRATEGIC PORTFOLIOS, INC.
                             INVESCO Utilities Portfolio

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Utilities Portfolio (the "Portfolio") of INVESCO Strategic Portfolios, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Tuesday, October 28, 1997 at 10:00 a.m. (Mountain ^ Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ^ September 17, 1997, receipt of which is hereby acknowledged.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.


                                    ^ INVUTP


INVESCO STRATEGIC PORTFOLIOS, INC.
INVESCO Utilities Portfolio

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS A VOTE "FOR":


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Vote On Proposals                                          For  Against  Abstain

1. Proposal to approve changes to the investment policies  ___    ___      ___
   of the Portfolio to permit the Portfolio to invest in futures, options on futures, puts and calls.

2. Proposal to approve a change in the investment policies ___    ___      ___
   of the Portfolio^ to permit more than five percent of the Portfolio's assets in a single issuer, provided that such purchases do not exceed ^ twenty-five percent of the Portfolio's assets.

3. Proposal to approve a Plan and Agreement of            ___    ___       ___
   Distribution for ^ the Portfolio.


^-----------------------------------------   -----------------------------------
^Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)     Date